                                                                    EXHIBIT 99.2


HOUSEHOLD INTERNATIONAL, INC. AND SUBSIDIARIES



Index to Supplemental Quarterly Financial Information

                                                                            Page
                                                                            ----

       Supplemental Interim Condensed Consolidated Financial Statements

       Supplemental Condensed Consolidated Statements of Income
       (Unaudited) - Three Months
       Ended March 31, 1998 and 1997 .....................................    2

       Supplemental Condensed Consolidated Balance Sheets -
       March 31, 1998 (Unaudited) and December 31, 1997 ..................    3

       Supplemental Condensed Consolidated Statements of Cash Flows
       (Unaudited) - Three Months Ended
       March 31, 1998 and 1997 ...........................................    4

       Supplemental Financial Highlights .................................    5

       Notes to Supplemental Interim Condensed Consolidated
       Financial Statements (Unaudited) ..................................    6

SUPPLEMENTAL QUARTERLY FINANCIAL INFORMATION

SUPPLEMENTAL FINANCIAL STATEMENTS

Household International, Inc. and Subsidiaries

SUPPLEMENTAL CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
--------------------------------------------------------------------

All amounts, except per share data, are stated in millions.
------------------------------------------------------------------------------

Three months ended March 31                                1998      1997
------------------------------------------------------------------------------
Finance income                                         $1,334.1  $1,287.0
Other interest income                                      15.3      11.2
Interest expense                                          612.2     579.8
                                                       --------  --------
Net interest margin                                       737.2     718.4
Provision for credit losses on owned receivables          401.3     386.5
                                                       --------  --------
Net interest margin after provision for credit losses     335.9     331.9
                                                       --------  --------
Securitization income                                     419.3     366.2
Insurance revenues                                        119.5     111.3
Investment income                                          39.9      45.2
Fee income                                                151.3     121.4
Gain on Canadian disposal                                 189.4         -
Other income                                               87.7     166.0
                                                       --------  --------
Total other revenues                                    1,007.1     810.1
                                                       --------  --------
Salaries and fringe benefits                              276.2     252.7
Occupancy and equipment expense                            85.1      84.7
Other marketing expenses                                  103.0     114.8
Other servicing and administrative expenses               206.4     220.2
Amortization of acquired intangibles and goodwill          42.4      36.8
Policyholders' benefits                                    63.6      69.8
                                                       --------  --------
Total costs and expenses                                  776.7     779.0
                                                       --------  --------
Income before income taxes                                566.3     363.0
Income taxes                                              208.5     130.8
                                                       --------  --------
Net income                                             $  357.8  $  232.2
                                                       ========  ========
Earnings per common share:
   Net income                                          $  357.8  $  232.2
   Preferred dividends                                     (4.2)     (4.5)
                                                       --------  --------
   Earnings available to common shareholders           $  353.6  $  227.7
                                                       ========  ========
   Average common shares                                  485.5     456.0
                                                       --------  --------
   Average common and common equivalent shares            497.0     465.5
                                                       --------  --------
   Basic earnings per common share                     $    .73  $    .50
                                                       --------  --------
   Diluted earnings per common share                   $    .71  $    .49
                                                       --------  --------
Dividends declared per common share                         .15       .13
                                                       ========  ========

See notes to supplemental interim condensed consolidated financial statements.

Household International, Inc. and Subsidiaries

SUPPLEMENTAL CONDENSED CONSOLIDATED BALANCE SHEETS
----------------------------------------------

In millions, except share data.
-----------------------------------------------------------------------


                                                 March 31,  December 31,
                                                      1998          1997
------------------------------------------------------------------------
ASSETS                                         (Unaudited)
------
Cash                                           $     419.7  $      534.3
Investment securities                              3,259.4       2,898.6
Receivables, net                                  39,915.7      38,561.5
Acquired intangibles and goodwill, net             1,945.3       1,798.4
Properties and equipment, net                        512.6         538.7
Real estate owned                                    214.7         212.8
Other assets                                       2,925.5       2,496.6
                                               -----------  ------------
Total assets                                   $  49,192.9  $   47,040.9
                                               ===========  ============
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt:
  Deposits                                     $   2,391.3  $    2,344.2
  Commercial paper, bank and other borrowings     10,704.6      10,666.1
  Senior and senior subordinated debt (with
    original maturities over one year)            24,959.8      23,736.2
                                               -----------  ------------
Total debt                                        38,055.7      36,746.5
Insurance policy and claim reserves                1,498.3       1,606.5
Other liabilities                                  2,428.6       2,074.4
                                               -----------  ------------
Total liabilities                                 41,982.6      40,427.4
                                               -----------  ------------
Company obligated mandatorily redeemable
  preferred securities of subsidiary trusts*         375.0         175.0
                                               -----------  ------------
Preferred stock                                      264.5         264.5
                                               -----------  ------------
Common shareholders' equity:
  Common stock, $1.00 par value, 750,000,000
   shares authorized (increased as of May
   13, 1998); 540,272,396 and 536,870,946
   shares issued at March 31, 1998
   and December 31, 1997, respectively               540.3         536.9
  Additional paid-in capital                       1,520.6       1,423.5
  Retained earnings                                5,252.7       4,978.6
  Foreign currency translation adjustments          (156.5)       (176.5)
  Unrealized gain on investments, net                 12.7           8.8
  Less common stock in treasury, 51,039,714 and
   51,519,429 shares at March 31, 1998 and
   December 31, 1997, respectively, at cost         (599.0)       (597.3)
                                               -----------  ------------
Total common shareholders' equity                  6,570.8       6,174.0
                                               -----------  ------------
Total liabilities and shareholders' equity     $  49,192.9  $   47,040.9
                                               ===========  ============

* As described in note 8 to the financial statements, the sole assets of the three trusts are Junior Subordinated Deferrable Interest Notes issued by Household International, Inc. in March 1998, June 1996 and June 1995, bearing interest at 7.25, 8.70 and 8.25 percent, respectively, with principal balances of $206.2, $103.1 and $77.3 million, respectively, and due December 31, 2037, June 30, 2036 and June 30, 2025, respectively.

See notes to supplemental interim condensed consolidated financial statements.

Household International, Inc. and Subsidiaries

SUPPLEMENTAL CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
-----------------------------------------------------------------------

In millions.
-----------------------------------------------------------------------------
Three months ended March 31                                   1998       1997
-----------------------------------------------------------------------------
CASH PROVIDED BY OPERATIONS
Net income                                               $   357.8  $   232.2
Adjustments to reconcile net income to cash
  provided by operations:
  Provision for credit losses on owned receivables           401.3      386.5
  Insurance policy and claim reserves                       (108.0)      20.7
  Depreciation and amortization                               76.3       75.3
  Net realized (gains) losses from sales of assets               -      (55.0)
  Other, net                                                  81.0      185.2
                                                         ---------  ---------
Cash provided by operations                                  808.4      844.9
                                                         ---------  ---------
INVESTMENTS IN OPERATIONS
Investment securities:
  Purchased                                                 (420.3)    (517.8)
  Matured                                                     98.8      120.5
  Sold                                                       209.6      278.7
Short-term investment securities, net change                (231.1)     (19.6)
Receivables:
  Originations, net                                       (7,042.4)  (5,969.9)
  Purchases and related premiums                          (2,210.8)    (278.6)
  Sold                                                     7,359.1    7,305.1
Properties and equipment purchased                           (11.6)     (15.5)
Properties and equipment sold                                 20.4        4.9
                                                         ---------  ---------
Cash increase (decrease) from investments in operations   (2,228.3)     907.8
                                                         ---------  ---------
FINANCING AND CAPITAL TRANSACTIONS
Short-term debt and demand deposits, net change              (57.8)  (1,165.6)
Time certificates, net change                                 91.8     (111.5)
Senior and senior subordinated debt issued                 3,148.8    1,854.1
Senior and senior subordinated debt retired               (1,966.1)  (2,233.5)
Policyholders' benefits paid                                 (27.4)     (38.4)
Cash received from policyholders                              26.6       69.9
Shareholders' dividends                                      (52.4)     (42.4)
Shareholders' dividends - pooled affiliate                   (31.3)     (28.5)
Treasury stock activity - pooled affiliate                   (11.0)     (15.1)
Redemption of preferred stock                                    -      (55.0)
Purchase of treasury stock                                    (9.8)         -
Issuance of common stock                                       1.9        9.2
Issuance of company obligated mandatorily redeemable
  preferred securities of subsidiary trusts                  200.0          -
                                                         ---------  ---------
Cash increase (decrease) from financing and
  capital transactions                                     1,313.3   (1,756.8)
                                                         ---------  ---------
Effect of exchange rate changes on cash                       (8.0)      28.5
                                                         ---------  ---------
Increase (decrease) in cash                                 (114.6)      24.4
Cash at January 1                                            534.3      518.8
                                                         ---------  ---------
Cash at March 31                                         $   419.7  $   543.2
                                                         =========  =========
Supplemental Cash Flow Information:
Interest paid                                            $   524.6  $   470.9
                                                         ---------  ---------
Income taxes paid                                            (19.6)      11.0
                                                         ---------  ---------

See notes to supplemental interim condensed consolidated financial statements.

Household International, Inc. and Subsidiaries

SUPPLEMENTAL FINANCIAL HIGHLIGHTS
---------------------------------

All dollar amounts are stated in millions.
------------------------------------------------------------------

Three months ended March 31                                1998      1997
---------------------------------------------------------------------------
Net income                                              $  357.8  $  232.2
                                                        --------  --------
Net interest margin and other revenues (1)               1,680.7   1,458.7
                                                        --------  --------
Return on average common shareholders'
  equity (2)                                                22.2      19.8%
                                                        --------  --------
Return on average owned assets (2)                          2.95      2.03
                                                        --------  --------
Managed basis efficiency ratio, normalized (3)              40.6      42.8
                                                        --------  --------
All dollar amounts are stated in millions.
----------------------------------------------------------------------------

                                                    March 31,   December 31,
                                                       1998          1997
----------------------------------------------------------------------------
Total assets:
  Owned                                             $ 49,192.9  $   47,040.9
  Managed                                             72,519.1      71,519.4
                                                    ----------  ------------
Receivables:
  Owned                                             $ 40,048.3  $   38,682.0
  Serviced with limited recourse                      23,326.2      24,478.5
                                                    ----------  ------------
Managed                                             $ 63,374.5  $   63,160.5
                                                    ==========  ============
Total shareholders' equity as a percent of
  owned assets (4)                                       14.66%        14.06%
                                                    ----------  ------------
Total shareholders' equity as a percent of
  managed assets (4)                                      9.94%         9.25%
                                                    ----------  ------------

(1) Policyholders' benefits have been netted against other revenues.

(2) Annualized.

(3) Ratio of normalized operating expenses to managed net interest margin and other revenues less policyholders' benefits.

(4) Total shareholders' equity at March 31, 1998 and December 31, 1997 includes common shareholders' equity, preferred stock and company obligated mandatorily redeemable preferred securities of subsidiary trusts.

See notes to supplemental interim condensed consolidated financial statements.

Household International, Inc. and Subsidiaries

NOTES TO SUPPLEMENTAL INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


1. BASIS OF PRESENTATION
   ---------------------
The accompanying unaudited supplemental condensed consolidated financial statements of Household International, Inc. ("Household") and its subsidiaries have been prepared in accordance with generally accepted accounting principles for interim financial information. Additionally, these financial statements have been prepared in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Certain prior period amounts have been reclassified to conform with the current period's presentation. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. All per share information has been adjusted for Household's three-for-one stock split effected in the form of a stock dividend and paid on June 1, 1998. Operating results for the three months ended March 31, 1998 should not be considered indicative of the results for any future quarters or the year ending December 31, 1998. Household and its subsidiaries may also be referred to in these supplemental interim condensed financial statements as "we," "us" or "our." These financial statements should be read in conjunction with the supplemental consolidated financial statements for the year ended December 31, 1997. See
Exhibit 99.1 of this Form 8-K.

On March 10, 1998, the Board of Directors approved a three-for-one split of the company's common stock, effected in the form of a dividend, issued on June 1, 1998, to shareholders of record as of May 14, 1998. The split was subject to shareholder approval to increase authorized shares which was received on May 13, 1998. Accordingly, all common share and per common share data in these supplemental interim condensed consolidated financial statements includes the effect of the Company's stock split.


2. BUSINESS DIVESTITURES
-------------------------
On March 2, 1998, the company completed the sale of certain of Beneficial's Canadian operations. An after tax gain of $118.5 million was recorded upon consummation of the transaction.

On April 28, 1998, the company completed the sale of its German operations. The company recorded an after tax loss of $27.8 million in the fourth quarter of 1997 and no additional losses were realized in 1998 as a result of the sale.

3. INVESTMENT SECURITIES
-------------------------
Investment securities consisted of the following:
------------------------------------------------------------------------------

In millions.                         March 31, 1998     December 31, 1997
------------------------------------------------------------------------------
                                Amortized      Fair  Amortized       Fair
                                     Cost     Value       Cost      Value

------------------------------------------------------------------------------
AVAILABLE-FOR-SALE INVESTMENTS
Marketable equity securities    $   128.4  $  130.5  $   129.0  $   132.5
Corporate debt securities         1,547.5   1,563.4    1,581.8    1,600.5
U.S. government and federal
  agency debt securities            384.1     384.5      390.3      380.5
Other                             1,139.0   1,140.2      745.8      746.5
                                ---------  --------  ---------  ---------
Subtotal                          3,199.0   3,218.6    2,846.9    2,860.0
Accrued investment income            40.8      40.8       38.6       38.6
                                ---------  --------  ---------  ---------
Total investment securities     $ 3,239.8  $3,259.4  $ 2,885.5  $ 2,898.6
                                =========  ========  =========  =========

4. RECEIVABLES
---------------
Receivables consisted of the following:
-------------------------------------------------------------------

                                            March 31,  December 31,
In millions.                                     1998          1997
-------------------------------------------------------------------
First mortgage                              $   357.6  $      396.6
Home equity                                  14,701.1      13,786.2
Auto finance                                    654.4         487.5
MasterCard/Visa                               7,420.0       6,874.7
Private label                                 8,849.3       9,356.9
Other unsecured                               7,199.2       6,823.1
Commercial                                      866.7         957.0
                                            ---------  ------------
Total owned receivables                      40,048.3      38,682.0

Accrued finance charges                         535.3         536.7
Credit loss reserve for owned receivables    (1,725.6)     (1,642.1)
Unearned credit insurance premiums and
  claims reserves                              (233.2)       (228.4)
Amounts due and deferred from
  receivables sales                           2,138.3       2,094.2
Reserve for receivables serviced with
  limited recourse                             (847.4)       (880.9)
                                            ---------  ------------
Total owned receivables, net                 39,915.7      38,561.5
Receivables serviced with limited recourse   23,326.2      24,478.5
                                            ---------  ------------
Total managed receivables, net              $63,241.9  $   63,040.0
                                            =========  ============

At December 31, 1997, net receivables relating to the disposed Canadian and German operations were $775.1 million and $271.1 million, respectively.

The outstanding balance of receivables serviced with limited recourse consisted of the following:

-------------------------------------------------------------

                                  March 31,      December 31,
In millions.                           1998              1997
-------------------------------------------------------------
Home equity                       $ 5,455.2      $    6,038.6
Auto finance                          348.0             395.9
MasterCard/Visa                    11,819.6          12,337.0
Private label                         986.2           1,025.0
Other unsecured                     4,717.2           4,682.0
                                  ---------      ------------
Total                             $23,326.2      $   24,478.5
                                  =========      ============

The combination of receivables owned and receivables serviced with limited recourse, which we consider our managed portfolio, is shown below:
--------------------------------------------------------------

                                  March 31,      December 31,
In millions.                           1998              1997
--------------------------------------------------------------
First mortgage                    $   357.6      $      396.6
Home equity                        20,156.3          19,824.8
Auto finance                        1,002.4             883.4
MasterCard/Visa                    19,239.6          19,211.7
Private label                       9,835.5          10,381.9
Other unsecured                    11,916.4          11,505.1
Commercial                            866.7             957.0
                                  ---------      ------------
Total                             $63,374.5      $   63,160.5
                                  =========      ============

The amounts due and deferred from receivables sales were $2,138.3 million at March 31, 1998 and $2,094.2 million at December 31, 1997. The amounts due and deferred included unamortized securitization assets and funds set up under the recourse requirements for certain sales totaling $1,856.1 million at March 31, 1998 and $1,819.0 million at December 31, 1997. It also included customer payments not yet sent to us by the securitization trustee of $202.9 million at March 31, 1998 and $226.1 million at December 31, 1997. In addition, we have subordinated interests in certain transactions, which were recorded as receivables, of $1,107.8 million at March 31, 1998 and $1,098.1 million at December 31, 1997. We have agreements with a "AAA"-rated third party who will insure us for up to $21.2 million in losses relating to certain securitization transactions. We maintain credit loss reserves under the recourse requirements for receivables serviced with limited recourse which are based on estimated probable losses under those requirements. The reserves totaled $847.4 million at March 31, 1998 and $880.9 million at December 31, 1997 and represents our best estimate of probable losses on receivables serviced with limited recourse.

5. CREDIT LOSS RESERVES
------------------------
An analysis of credit loss reserves for the three months ended March 31 was as follows:

-----------------------------------------------------------------------
In millions.                                             1998      1997
-----------------------------------------------------------------------
Credit loss reserves for owned receivables
  at January 1                                       $1,642.1  $1,398.4
Provision for credit losses                             401.3     386.5
Chargeoffs                                             (414.5)   (369.3)
Recoveries                                               42.6      40.6
Portfolio acquisitions, net                              54.1     (17.8)
                                                     --------  --------
TOTAL CREDIT LOSS RESERVES FOR OWNED RECEIVABLES
  AT MARCH 31                                         1,725.6   1,438.4
                                                     --------  --------
Credit loss reserves for receivables serviced with
  limited recourse at January 1                         880.9     710.6
Provision for credit losses                             261.5     249.1
Chargeoffs                                             (314.4)   (204.6)
Recoveries                                               18.8       9.9
Other, net                                                 .6       2.6
                                                     --------  --------
TOTAL CREDIT LOSS RESERVES FOR RECEIVABLES SERVICED
  WITH LIMITED RECOURSE AT MARCH 31                     847.4     767.6
                                                     --------  --------
TOTAL CREDIT LOSS RESERVES FOR MANAGED RECEIVABLES
  AT MARCH 31                                        $2,573.0  $2,206.0
                                                     ========  ========

6. INCOME TAXES
----------------
The effective tax rate was 36.8 percent for the three months ended March 31, 1998 and 36.0 percent in the year-ago period. The effective tax rate differs from the statutory federal income tax rate in these years primarily because of the effects of (a) state and local income taxes, (b) capital losses from the sale of German operations (c) leveraged lease tax benefits.

7. EARNINGS PER COMMON SHARE
-----------------------------
Computations of earnings per common share for the three months ended March 31 were as follows:

----------------------------------------------------------------------------
                                                    1998                1997
                                      ------------------  ------------------
In millions, except per share data.    Diluted     Basic   Diluted     Basic
------------------------------------  --------  --------  --------  --------
Earnings:
  Net income                          $  357.8  $  357.8  $  232.2  $  232.2
  Preferred dividends                     (4.2)     (4.2)     (4.5)     (4.5)
                                      --------  --------  --------  --------
Earnings available to common
  shareholders                        $  353.6  $  353.6  $  227.7  $  227.7
                                      ========  ========  ========  ========
Average shares:
  Common                                 486.1     486.1     456.6     456.6
  Common equivalents                      10.9         -       8.9         -
                                      --------  --------  --------  --------
Total                                    497.0     486.1     465.5     456.6
                                      ========  ========  ========  ========
Earnings per common share             $    .71  $    .73  $    .49  $    .50
                                      ========  ========  ========  ========

8. COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY TRUSTS
------------------------------------------------------------------------------
In March 1998 Household Capital Trust IV ("HCT IV"), a wholly-owned subsidiary of Household, issued 8 million 7.25 percent Trust Preferred Securities ("preferred securities") at $25 per preferred security. The sole asset of HCT IV is $206.2 million of 7.25 percent Junior Subordinated Deferrable Interest Notes issued by Household. The junior subordinated notes held by HCT IV mature on December 31, 2037 and are redeemable by Household in whole or in part beginning on March 19, 2003, at which time the HCT IV preferred securities are callable at par of $25 per preferred security plus accrued and unpaid dividends. Net proceeds from the issuance of preferred securities were used for general corporate purposes.

In June 1996 Household Capital Trust II ("HCT II"), a wholly-owned subsidiary of Household, issued 4 million 8.70 percent preferred securities at $25 per preferred security. The sole asset of HCT II is $103.1 million of 8.70 percent Junior Subordinated Deferrable Interest Notes issued by Household. The junior subordinated notes held by HCT II mature on June 30, 2036 and are redeemable by Household in whole or in part beginning on June 30, 2001, at which time the HCT II preferred securities are callable at par value of $25 per preferred security plus accrued and unpaid dividends.

In 1995 Household Capital Trust I ("HCT I"), a wholly-owned subsidiary of Household, issued 3 million 8.25 percent preferred securities at $25 per preferred security. The sole asset of HCT I is $77.3 million of 8.25 percent Junior Subordinated Deferrable Interest Notes issued by Household. The junior subordinated notes held by HCT I mature on June 30, 2025 and are redeemable by Household in whole or in part beginning June 30, 2000, at which time the HCT I preferred securities are callable at par value of $25 per preferred security plus accrued and unpaid dividends. HCT I may elect to extend the maturity of its preferred securities to June 30, 2044.

The obligations of Household with respect to the junior subordinated notes, when considered together with certain undertakings of Household with respect to HCT I, HCT II and HCT IV, constitute full and unconditional guarantees by Household of HCT I's, HCT II's and HCT IV's obligations under the respective preferred securities. The preferred securities are classified in our balance sheets as company obligated mandatorily redeemable preferred securities of subsidiary trusts (representing the minority interest in the trusts) at their face and redemption amount of $375 million at March 31, 1998 and $175 million at December 31, 1997. The preferred securities have a liquidation value of $25 per preferred security. Dividends on the preferred securities are cumulative, payable quarterly in arrears, and are deferrable at Household's option for up to five years from date of issuance. Household cannot pay dividends on its preferred and common stocks during such deferments.


9. COMPREHENSIVE INCOME
---------------------------
In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("FAS No. 130"), effective for fiscal years beginning after December 15, 1997. This statement establishes standards for the reporting and presentation of comprehensive income. Comprehensive income, in addition to traditional net income, includes the mark-to-market adjustments on available-for-sale securities, cumulative translation adjustments and other items which represent a change in equity from "nonowner" sources. FAS No. 130 does not change existing requirements for certain items to be reported as a separate component of shareholders' equity. In accordance with the interim reporting guidelines of FAS No. 130, comprehensive income was $381.7 million for the quarter ended March 31, 1998 and $198.7 million for the quarter ended March 31, 1997.